REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Separate Account A of Union Security Life Insurance Company of New York and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account A of Union Security Life Insurance Company of New York (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford SmallCap Growth HLS Fund
American Century VP Capital Appreciation Fund	Hartford Stock HLS Fund
AB VPS International Growth Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Core Equity Fund	Invesco V.I. Health Care Fund
Invesco V.I. Government Money Market Fund	Invesco V.I. Technology Fund
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Federated Hermes Fund for U.S. Government Securities II	Pioneer Fund VCT Portfolio
Federated Hermes High Income Bond Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
Hartford Balanced HLS Fund	VanEck VIP Global Resources Fund
Hartford Total Return Bond HLS Fund	(Formerly VanEck VIP Global Hard Assets Fund)
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford Disciplined Equity HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford International Opportunities HLS Fund	NVIT Emerging Markets Fund
Hartford Ultrashort Bond HLS Fund

We have also audited the accompanying statements of assets and liabilities of Federated Hermes Managed Volatility Fund II, Hartford MidCap HLS Fund, MFS® Growth Series, MFS® High Yield Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Sustainable Equity Portfolio, and Neuberger Berman AMT Short Duration Bond Portfolio, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Federated Hermes Managed Volatility Fund II	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from August 17, 2018 to December 31, 2018
Hartford MidCap HLS Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020
MFS® Growth Series	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from October 7, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from October 7, 2020 to December 31, 2020
MFS® High Yield Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Four years in the period ended December 31, 2021 and the period from May 2, 2017 to December 31, 2017

BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019
Neuberger Berman AMT Short Duration Bond Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Four years in the period ended December 31, 2021 and the period from May 2, 2017 to December 31, 2017

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Separate Account A of Union Security Life Insurance Company
of New York since 2002.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	27,747	—	—	138,092	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	76,872	42,537	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	261,718
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	11,139	—	8,555	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	62,999	2,506	—	—	—	—	—
Total investments	76,872	42,537	27,747	62,999	2,506	138,092	11,139	—	8,555	261,718
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	1	1	—	1	—	2	—	—	—	348
Other assets	—	—	—	—	—	—	1	0.13	—	—
Total assets	76,873	42,538	27,747	63,000	2,506	138,094	11,140	0.13	8,555	262,066

Liabilities:
Due to Sponsor Company	1	1	—	1	—	2	—	—	—	348
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	—	—
Total liabilities	1	1	—	1	1	2	—	—	—	348

Net assets:
For contract liabilities	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	27,747	—	—	138,092	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	76,872	42,537	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	261,718
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	11,140	0.13	8,555	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	62,999	2,505	—	—	—	—	—
Total contract liabilities	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	1,023	—	—	1,483	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	8,041	2,275	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	7,379
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	1,040	—	663	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,667	2,506	—	—	—	—	—
Total shares	8,041	2,275	1,023	1,667	2,506	1,483	1,040	—	663	7,379

Cost	$54,469	$32,035	$24,201	$48,002	$2,506	$80,176	$11,653	$—	$6,976	$185,584

Deferred contracts in the accumulation period:
Units owned by participants #	1,425	504	1,740	1,091	269	1,012	475	0.003	224	25,083
Minimum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$9.307582	$136.399400	$23.448558	$43.953100	$38.127164	$10.415654
Maximum unit fair value #*	$53.939947	$84.378098	$15.944082	$57.760516	$9.307582	$136.399400	$23.448558	$43.953100	$38.127164	$10.415654
Contract liability	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,257

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	—	—	44
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.415654
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10.415654
Contract liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$461

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	5,583
class IA	200,578	70,697	338,398	2,695,385	209,823	296,772	86,101	329,719	4,387	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	200,578	70,697	338,398	2,695,385	209,823	296,772	86,101	329,719	4,387	5,583
Due from Sponsor Company	2,840	—	—	—	912	74	1,020	1,901	—	—
Receivable for fund shares sold	—	3	13	3,388	—	—	—	—	257	—
Other assets	1	—	—	—	—	—	1	—	—	—
Total assets	203,419	70,700	338,411	2,698,773	210,735	296,846	87,122	331,620	4,644	5,583

Liabilities:
Due to Sponsor Company	—	3	13	3,388	—	—	—	—	257	—
Payable for fund shares purchased	2,840	—	—	—	912	74	1,020	1,901	—	—
Other liabilities	—	—	—	—	—	—	—	1	—	—
Total liabilities	2,840	3	13	3,388	912	74	1,020	1,902	257	—

Net assets:
For contract liabilities	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	5,583
class IA	200,579	70,697	338,398	2,695,385	209,823	296,772	86,102	329,718	4,387	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	242
class IA	17,766	1,303	12,270	129,275	10,039	7,362	8,610	9,009	39	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	17,766	1,303	12,270	129,275	10,039	7,362	8,610	9,009	39	242

Cost	$206,299	$61,864	$252,073	$1,973,882	$108,359	$265,378	$86,740	$210,269	$2,204	$4,553

Deferred contracts in the accumulation period:
Units owned by participants #	46,910	10,609	61,090	24,264	45,034	22,766	49,091	2,963	849	179
Minimum unit fair value #*	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262	$12.998116	$1.676797	$111.266588	$5.164974	$31.175356
Maximum unit fair value #*	$4.223438	$6.663616	$5.450303	$103.836497	$4.173262	$12.998116	$10.339503	$111.266588	$5.164974	$31.175356
Contract liability	$198,122	$70,697	$332,957	$2,519,464	$187,940	$295,915	$86,102	$329,718	$4,387	$5,583

Contracts in payout (annuitization) period:
Units owned by participants #	582	—	998	1,694	5,244	66	—	—	—	—
Minimum unit fair value #*	$4.223438	$—	$5.450303	$103.836497	$4.173262	$12.998116	$—	$—	$—	$—
Maximum unit fair value #*	$4.223438	$—	$5.450303	$103.836497	$4.173262	$12.998116	$—	$—	$—	$—
Contract liability	$2,457	$—	$5,441	$175,921	$21,883	$857	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	942,160	14,086	2,165	68,900	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	2,068	8,006	11,958	—	—	—	—	7,633
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	138,311	157,451	—	—	—	—	—	—	—	—
Total investments	138,311	157,451	2,068	8,006	11,958	942,160	14,086	2,165	68,900	7,633
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2	2	—	—	—	2,935	—	—	1	—
Other assets	—	—	—	—	—	—	—	—	—	1
Total assets	138,313	157,453	2,068	8,006	11,958	945,095	14,086	2,165	68,901	7,634

Liabilities:
Due to Sponsor Company	2	2	—	—	—	2,935	—	—	1	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	1	—	—	—	1	—
Total liabilities	2	3	—	—	1	2,935	—	—	2	—

Net assets:
For contract liabilities	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	942,160	14,086	2,165	68,899	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	2,068	8,006	11,957	—	—	—	—	7,634
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	138,311	157,450	—	—	—	—	—	—	—	—
Total contract liabilities	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	29,214	1,344	109	1,974	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	26	1,432	1,219	—	—	—	—	287
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	4,085	4,135	—	—	—	—	—	—	—	—
Total shares	4,085	4,135	26	1,432	1,219	29,214	1,344	109	1,974	287

Cost	$103,491	$96,419	$1,826	$8,432	$12,153	$697,344	$14,221	$1,847	$55,138	$7,592

Deferred contracts in the accumulation period:
Units owned by participants #	1,680	2,292	16	544	858	52,170	823	43	767	240
Minimum unit fair value #*	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160	$17.095462	$17.112817	$50.750212	$89.872357	$31.815931
Maximum unit fair value #*	$82.337161	$68.682722	$126.491514	$14.723698	$13.937160	$17.707991	$17.112817	$50.750212	$89.872357	$31.815931
Contract liability	$138,311	$157,450	$2,068	$8,006	$11,957	$897,244	$14,086	$2,165	$68,899	$7,634

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	2,627	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—	$—	$17.095462	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—	$—	$17.095462	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—	$44,916	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (concluded)
December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$59,042	$—	$—	$—
class A	—	—	—	—
class D	—	—	9,572	—
class I	—	—	—	42,685
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	70,165	—	—
class S1	—	—	—	—
Total investments	59,042	70,165	9,572	42,685
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	1	1	—	1
Other assets	—	—	1	—
Total assets	59,043	70,166	9,573	42,686

Liabilities:
Due to Sponsor Company	1	1	—	1
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	1	1	—	1

Net assets:
For contract liabilities	$59,042	$70,165	$9,573	$42,685

Contract Liabilities:
class 2	$59,042	$—	$—	$—
class A	—	—	—	—
class D	—	—	9,573	—
class I	—	—	—	42,685
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	70,165	—	—
class S1	—	—	—	—
Total contract liabilities	$59,042	$70,165	$9,573	$42,685

Shares:
class 2	1,381	—	—	—
class A	—	—	—	—
class D	—	—	710	—
class I	—	—	—	1,153
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	5,677	—	—
class S1	—	—	—	—
Total shares	1,381	5,677	710	1,153

Cost	$38,264	$57,234	$7,244	$30,338

Deferred contracts in the accumulation period:
Units owned by participants #	451	4,507	674	2,586
Minimum unit fair value #*	$130.842635	$15.567477	$14.198105	$16.508774
Maximum unit fair value #*	$130.842635	$15.567477	$14.198105	$16.508774
Contract liability	$59,042	$70,165	$9,573	$42,685

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$521	$—	$—	$384	$—	$—	$228	$0.05	$139	$2,531

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	(250)
Mortality and expense risk charges	(342)	(186)	(121)	(274)	(33)	(586)	(51)	—	(36)	(3,125)
Total expenses	(342)	(186)	(121)	(274)	(33)	(586)	(51)	—	(36)	(3,375)
Net investment income (loss)	179	(186)	(121)	110	(33)	(586)	177	0.05	103	(844)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,556	49	19	2,075	—	4,453	(4)	(0.06)	6	4,634
Net realized gain distributions	3,253	4,811	2,533	1,316	—	9,116	—	—	—	13,210
Change in unrealized appreciation (depreciation) during the period	2,581	(577)	(432)	10,928	—	19,130	(458)	0.04	1,195	24,306
Net gain (loss) on investments	10,390	4,283	2,120	14,319	—	32,699	(462)	(0.02)	1,201	42,150
Net increase (decrease) in net assets resulting from operations	$10,569	$4,097	$1,999	$14,429	$(33)	$32,113	$(285)	$0.03	$1,304	$41,306

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$4,776	$325	$4,069	$14,468	$2,109	$—	$603	$—	$52	$—

Expenses:
Administrative charges	(209)	—	—	(2,531)	—	—	(83)	(333)	—	—
Mortality and expense risk charges	(2,606)	(914)	(4,118)	(31,643)	(2,796)	(4,023)	(1,070)	(4,164)	(56)	(28)
Total expenses	(2,815)	(914)	(4,118)	(34,174)	(2,796)	(4,023)	(1,153)	(4,497)	(56)	(28)
Net investment income (loss)	1,961	(589)	(49)	(19,706)	(687)	(4,023)	(550)	(4,497)	(4)	(28)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,847	398	2,944	61,144	5,539	6,981	95	4,729	163	9
Net realized gain distributions	4,876	5,995	15,222	106,676	—	47,317	—	26,404	153	445
Change in unrealized appreciation (depreciation) during the period	(15,321)	2,399	61,275	392,047	7,900	(26,103)	(814)	(18,055)	573	(1,065)
Net gain (loss) on investments	(7,598)	8,792	79,441	559,867	13,439	28,195	(719)	13,078	889	(611)
Net increase (decrease) in net assets resulting from operations	$(5,637)	$8,203	$79,392	$540,161	$12,752	$24,172	$(1,269)	$8,581	$885	$(639)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Investment income:
Dividends	$271	$—	$—	$391	$371	$11,296	$367	$6	$—	$32

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(614)	(738)	(8)	(36)	(54)	(10,437)	(63)	(9)	(309)	(33)
Total expenses	(614)	(738)	(8)	(36)	(54)	(10,437)	(63)	(9)	(309)	(33)
Net investment income (loss)	(343)	(738)	(8)	355	317	859	304	(3)	(309)	(1)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,785	8,452	5	(2)	2	23,073	—	1	92	(2)
Net realized gain distributions	14,084	14,379	259	—	482	63,163	—	152	9,473	—
Change in unrealized appreciation (depreciation) during the period	(7,982)	(1,507)	134	(119)	(799)	118,659	(264)	316	(4,396)	1,190
Net gain (loss) on investments	13,887	21,324	398	(121)	(315)	204,895	(264)	469	5,169	1,188
Net increase (decrease) in net assets resulting from operations	$13,544	$20,586	$390	$234	$2	$205,754	$40	$466	$4,860	$1,187

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,504	$100	$150

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(280)	(309)	(47)	(176)
Total expenses	(280)	(309)	(47)	(176)
Net investment income (loss)	(280)	1,195	53	(26)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	126	1,444	18	45
Net realized gain distributions	4,624	—	—	768
Change in unrealized appreciation (depreciation) during the period	(7,885)	9,750	(904)	7,174
Net gain (loss) on investments	(3,135)	11,194	(886)	7,987
Net increase (decrease) in net assets resulting from operations	$(3,415)	$12,389	$(833)	$7,961

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(186)	$(121)	$110	$(33)	$(586)	$177	$0.05	$103	$(844)
Net realized gain (loss) on security transactions	4,556	49	19	2,075	—	4,453	(4)	(0.06)	6	4,634
Net realized gain distributions	3,253	4,811	2,533	1,316	—	9,116	—	—	—	13,210
Change in unrealized appreciation (depreciation) during the period	2,581	(577)	(432)	10,928	—	19,130	(458)	0.04	1,195	24,306
Net increase (decrease) in net assets resulting from operations	10,569	4,097	1,999	14,429	(33)	32,113	(285)	0.03	1,304	41,306

Unit transactions:
Purchases	51,144	—	—	52,369	—	—	—	—	—	150
Net transfers	—	—	—	—	—	—	—	—	—	234
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,875)	(5)	(2)	(2,931)	(30)	(12,044)	(29)	(1.21)	(2)	(4,350)
Other transactions	—	—	—	—	(1)	—	—	—	—	—
Death benefits	(65,840)	—	—	(67,418)	—	—	—	—	—	(7,001)
Net annuity transactions	—	—	—	—	—	—	—	—	—	(82)
Net increase (decrease) in net assets resulting from unit transactions	(17,571)	(5)	(2)	(17,980)	(31)	(12,044)	(29)	(1.21)	(2)	(11,049)
Net increase (decrease) in net assets	(7,002)	4,092	1,997	(3,551)	(64)	20,069	(314)	(1.18)	1,302	30,257

Net assets:
Beginning of period	83,874	38,445	25,750	66,550	2,569	118,023	11,454	1.31	7,253	231,461
End of period	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$0.13	$8,555	$261,718

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,961	$(589)	$(49)	$(19,706)	$(687)	$(4,023)	$(550)	$(4,497)	$(4)	$(28)
Net realized gain (loss) on security transactions	2,847	398	2,944	61,144	5,539	6,981	95	4,729	163	9
Net realized gain distributions	4,876	5,995	15,222	106,676	—	47,317	—	26,404	153	445
Change in unrealized appreciation (depreciation) during the period	(15,321)	2,399	61,275	392,047	7,900	(26,103)	(814)	(18,055)	573	(1,065)
Net increase (decrease) in net assets resulting from operations	(5,637)	8,203	79,392	540,161	12,752	24,172	(1,269)	8,581	885	(639)

Unit transactions:
Purchases	—	—	—	240	60	—	—	—	—	—
Net transfers	9,518	(3,115)	(3,725)	(11,105)	2,525	(2,063)	2,213	4,098	(257)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(54,105)	—	(1,946)	(156,234)	(2,245)	(16,373)	(2,010)	(4,510)	(5)	(2)
Other transactions	(44)	(1)	27	(65)	(103)	(63)	(9)	—	(6)	—
Death benefits	(75,198)	—	3,049	(39,228)	(94)	(6,114)	(36,913)	(1,876)	—	—
Net annuity transactions	(330)	—	(668)	(42,535)	(2,909)	(160)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(120,159)	(3,116)	(3,263)	(248,927)	(2,766)	(24,773)	(36,719)	(2,288)	(268)	(2)
Net increase (decrease) in net assets	(125,796)	5,087	76,129	291,234	9,986	(601)	(37,988)	6,293	617	(641)

Net assets:
Beginning of period	326,375	65,610	262,269	2,404,151	199,837	297,373	124,090	323,425	3,770	6,224
End of period	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)

Operations:
Net investment income (loss)	$(343)	$(738)	$(8)	$355	$317	$859	$304	$(3)	$(309)	$(1)
Net realized gain (loss) on security transactions	7,785	8,452	5	(2)	2	23,073	—	1	92	(2)
Net realized gain distributions	14,084	14,379	259	—	482	63,163	—	152	9,473	—
Change in unrealized appreciation (depreciation) during the period	(7,982)	(1,507)	134	(119)	(799)	118,659	(264)	316	(4,396)	1,190
Net increase (decrease) in net assets resulting from operations	13,544	20,586	390	234	2	205,754	40	466	4,860	1,187

Unit transactions:
Purchases	87,975	—	—	—	—	150	—	—	—	—
Net transfers	—	—	—	—	—	(4,516)	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,940)	(18,020)	(3)	1	(2)	(69,682)	1	(9)	(41)	(13)
Other transactions	—	—	(4)	—	—	(25)	(1)	—	—	1
Death benefits	(113,254)	—	—	—	—	(26,115)	—	—	—	—
Net annuity transactions	—	—	—	—	—	(5,429)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(30,219)	(18,020)	(7)	1	(2)	(105,617)	—	(9)	(41)	(12)
Net increase (decrease) in net assets	(16,675)	2,566	383	235	—	100,137	40	457	4,819	1,175

Net assets:
Beginning of period	154,986	154,884	1,685	7,771	11,957	842,023	14,046	1,708	64,080	6,459
End of period	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(280)	$1,195	$53	$(26)
Net realized gain (loss) on security transactions	126	1,444	18	45
Net realized gain distributions	4,624	—	—	768
Change in unrealized appreciation (depreciation) during the period	(7,885)	9,750	(904)	7,174
Net increase (decrease) in net assets resulting from operations	(3,415)	12,389	(833)	7,961

Unit transactions:
Purchases	—	50,508	—	—
Net transfers	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(17)	(2,836)	(9)	(14)
Other transactions	—	—	—	—
Death benefits	—	(65,021)	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(17)	(17,349)	(9)	(14)
Net increase (decrease) in net assets	(3,432)	(4,960)	(842)	7,947

Net assets:
Beginning of period	62,474	75,125	10,415	34,738
End of period	$59,042	$70,165	$9,573	$42,685

The accompanying notes are an integral part of these financial statements.

(1) Formerly VanEck VIP Global Hard Assets Fund. Change effective May 01, 2021.
(2) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$597	$(132)	$199	$605	$11	$(436)	$220	$0.13	$143	$705
Net realized gain (loss) on security transactions	15,293	17	26	683	—	146	(677)	(0.09)	(5)	4,126
Net realized gain distributions	2,866	3,124	1,860	15,519	—	7,437	—	—	—	10,974
Change in unrealized appreciation (depreciation) during the period	(8,750)	8,331	3,837	(8,016)	—	23,081	1,065	0.07	(111)	5,341
Net increase (decrease) in net assets resulting from operations	10,006	11,340	5,922	8,791	11	30,228	608	0.11	27	21,146

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	150
Net transfers	—	(23)	(636)	(985)	—	1,580	—	—	—	4,187
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(71,268)	(4)	(70)	(1,256)	(60,521)	(250)	(23,389)	(1.35)	(65)	(16,959)
Other transactions	—	—	1	—	—	(1)	1	(0.01)	—	—
Death benefits	(7,238)	—	—	(7,171)	—	—	—	—	—	—
Net annuity transactions	—	—	—	—	—	—	—	—	—	(74)
Net increase (decrease) in net assets resulting from unit transactions	(78,506)	(27)	(705)	(9,412)	(60,521)	1,329	(23,388)	(1.36)	(65)	(12,696)
Net increase (decrease) in net assets	(68,500)	11,313	5,217	(621)	(60,510)	31,557	(22,780)	(1.25)	(38)	8,450

Net assets:
Beginning of period	152,374	27,132	20,533	67,171	63,079	86,466	34,234	2.56	7,291	223,011
End of period	$83,874	$38,445	$25,750	$66,550	$2,569	$118,023	$11,454	$1.31	$7,253	$231,461

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,720	$(193)	$3,169	$(5,817)	$937	$(898)
Net realized gain (loss) on security transactions	165	(14)	162	11,844	7,317	751
Net realized gain distributions	393	4,223	1,078	32,213	—	4,109
Change in unrealized appreciation (depreciation) during the period	10,383	7,047	24,915	257,922	21,556	57,497
Net increase (decrease) in net assets resulting from operations	14,661	11,063	29,324	296,162	29,810	61,459

Unit transactions:
Purchases	1,027	—	—	60	2,617	—
Net transfers	10,134	—	(3,328)	(165,485)	(183)	(1,207)
Net interfund transfers due to corporate actions	134,083	—	211,403	1,733,162	—	240,396
Surrenders for benefit payments and fees	(6,594)	(10)	(1,364)	(59,363)	(12,452)	(4,021)
Other transactions	—	—	—	—	(3)	—
Death benefits	(2,827)	—	—	—	(7,043)	—
Net annuity transactions	2,002	—	4,174	145,206	(1,005)	746
Net increase (decrease) in net assets resulting from unit transactions	137,825	(10)	210,885	1,653,580	(18,069)	235,914
Net increase (decrease) in net assets	152,486	11,053	240,209	1,949,742	11,741	297,373

Net assets:
Beginning of period	173,889	54,557	22,060	454,409	188,096	—
End of period	$326,375	$65,610	$262,269	$2,404,151	$199,837	$297,373

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(49)	$(3,393)	$11	$10	$(187)	$(552)	$(2)
Net realized gain (loss) on security transactions	165	6,402	23	197	4,057	189	1
Net realized gain distributions	—	9,235	209	366	3,644	11,671	—
Change in unrealized appreciation (depreciation) during the period	(430)	65,589	94	1,078	12,978	36,578	107
Net increase (decrease) in net assets resulting from operations	(314)	77,833	337	1,651	20,492	47,886	106

Unit transactions:
Purchases	—	1,345	—	—	—	—	—
Net transfers	1,907	(4,994)	283	(883)	—	2,107	1,580
Net interfund transfers due to corporate actions	98,330	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,108)	(11,053)	(1)	(5)	(2,289)	(15)	—
Other transactions	1	—	(5)	—	—	—	(1)
Death benefits	—	(3,749)	—	—	(12,981)	—	—
Net annuity transactions	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	91,130	(18,451)	277	(888)	(15,270)	2,092	1,579
Net increase (decrease) in net assets	90,816	59,382	614	763	5,222	49,978	1,685

Net assets:
Beginning of period	33,274	264,043	3,156	5,461	149,764	104,906	—
End of period	$124,090	$323,425	$3,770	$6,224	$154,986	$154,884	$1,685

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$380	$377	$4,319	$263	$4	$(223)	$26	$(202)	$1,370	$102
Net realized gain (loss) on security transactions	(3)	(1)	4,294	—	(1)	25	(157)	66	264	8
Net realized gain distributions	—	—	48,638	—	96	3,510	—	3,888	—	—
Change in unrealized appreciation (depreciation) during the period	(34)	595	61,168	145	188	14,513	1,142	20,143	(3,064)	1,040
Net increase (decrease) in net assets resulting from operations	343	971	118,419	408	287	17,825	1,011	23,895	(1,430)	1,150

Unit transactions:
Purchases	—	—	4,613	—	—	—	—	—	—	—
Net transfers	—	—	4,929	—	327	—	(344)	(5)	(548)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	—	(64)	(63,124)	—	(10)	(79)	(16)	(16)	(1,238)	(8)
Other transactions	—	—	(9)	—	—	—	1	—	—	—
Death benefits	—	—	(12,466)	—	—	—	—	—	(7,036)	—
Net annuity transactions	—	—	(2,113)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	—	(64)	(68,170)	—	317	(79)	(359)	(21)	(8,822)	(8)
Net increase (decrease) in net assets	343	907	50,249	408	604	17,746	652	23,874	(10,252)	1,142

Net assets:
Beginning of period	7,428	11,050	791,774	13,638	1,104	46,334	5,807	38,600	85,377	9,273
End of period	$7,771	$11,957	$842,023	$14,046	$1,708	$64,080	$6,459	$62,474	$75,125	$10,415

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

Neuberger Berman AMT Sustainable Equity Portfolio
Sub-Account

Operations:
Net investment income (loss)	$48
Net realized gain (loss) on security transactions	79
Net realized gain distributions	1,237
Change in unrealized appreciation (depreciation) during the period	4,237
Net increase (decrease) in net assets resulting from operations	5,601

Unit transactions:
Purchases	—
Net transfers	(910)
Net interfund transfers due to corporate actions	—
Surrenders for benefit payments and fees	(24)
Other transactions	1
Death benefits	—
Net loan activity	—
Net annuity transactions	—
Cost of insurance	—
Net increase (decrease) in net assets resulting from unit transactions	(933)
Net increase (decrease) in net assets	4,668

Net assets:
Beginning of period	30,070
End of period	$34,738

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account A (the “Account”) is a separate investment account established by Union Security Life Insurance Company of New York (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Managed Volatility Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Global Resources Fund (Formerly VanEck VIP Global Hard Assets Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.
h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$3,773	$17,913
American Century VP Capital Appreciation Fund	$4,811	$191
AB VPS International Growth Portfolio	$2,533	$123
Invesco V.I. Core Equity Fund	$1,700	$18,253
Invesco V.I. Government Money Market Fund	$1	$64
AB VPS Large Cap Growth Portfolio	$9,115	$12,628
Federated Hermes Fund for U.S. Government Securities II	$229	$82
Federated Hermes High Income Bond Fund II	$0.05	$1.06
Federated Hermes Managed Volatility Fund II	$138.00	$37.00
Hartford Balanced HLS Fund	$16,250	$14,934
Hartford Total Return Bond HLS Fund	$25,727	$139,050
Hartford Capital Appreciation HLS Fund	$6,320	$4,030
Hartford Dividend and Growth HLS Fund	$26,903	$14,993
Hartford Disciplined Equity HLS Fund	$124,370	$286,326
Hartford International Opportunities HLS Fund	$7,924	$11,377
Hartford MidCap HLS Fund	$52,360	$33,839
Hartford Ultrashort Bond HLS Fund	$9,827	$47,098
Hartford SmallCap Growth HLS Fund	$30,498	$10,878
Hartford Stock HLS Fund	$204	$323
VY® JPMorgan Emerging Markets Equity Portfolio	$446	$31
Invesco V.I. Health Care Fund	$14,355	$30,833
Invesco V.I. Technology Fund	$14,380	$18,758
MFS® Growth Series	$260	$18
MFS® High Yield Portfolio	$391	$36
MFS® Income Portfolio	$853	$55
BlackRock S&P 500 Index V.I. Fund	$75,673	$117,267
Neuberger Berman AMT Short Duration Bond Portfolio	$368	$64
Pioneer Fund VCT Portfolio	$159	$19
Pioneer Select Mid Cap Growth VCT Portfolio	$9,472	$349
VanEck VIP Global Resources Fund+	$32	$47
Allspring VT Discovery Fund+	$4,624	$297
Voya Global High Dividend Low Volatility Portfolio	$1,504	$17,658
NVIT Emerging Markets Fund	$100	$56
Neuberger Berman AMT Sustainable Equity Portfolio	$919	$191

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	—	367	(367)
American Century VP Capital Appreciation Fund	—	—	—
AB VPS International Growth Portfolio	—	—	—
Invesco V.I. Core Equity Fund	—	374	(374)
Invesco V.I. Government Money Market Fund	—	3	(3)
AB VPS Large Cap Growth Portfolio	—	99	(99)
Federated Hermes Fund for U.S. Government Securities II	—	1	(1)
Federated Hermes High Income Bond Fund II	—	0.028	(0.028)
Federated Hermes Managed Volatility Fund II	—	—	—
Hartford Balanced HLS Fund	71	1,176	(1,105)
Hartford Total Return Bond HLS Fund	3,883	31,911	(28,028)
Hartford Capital Appreciation HLS Fund	—	539	(539)
Hartford Dividend and Growth HLS Fund	1,818	2,395	(577)
Hartford Disciplined Equity HLS Fund	83	2,797	(2,714)
Hartford International Opportunities HLS Fund	1,499	2,158	(659)
Hartford MidCap HLS Fund	412	2,388	(1,976)
Hartford Ultrashort Bond HLS Fund	5,455	27,006	(21,551)
Hartford SmallCap Growth HLS Fund	37	57	(20)
Hartford Stock HLS Fund	—	51	(51)
VY® JPMorgan Emerging Markets Equity Portfolio	—	—	—
Invesco V.I. Health Care Fund	—	424	(424)
Invesco V.I. Technology Fund	—	276	(276)
MFS® Growth Series	—	—	—
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	—	—
BlackRock S&P 500 Index V.I. Fund	143	7,573	(7,430)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	—	—	—
Pioneer Select Mid Cap Growth VCT Portfolio	—	—	—
VanEck VIP Global Resources Fund+	—	—	—
Allspring VT Discovery Fund+	—	—	—
Voya Global High Dividend Low Volatility Portfolio	—	1,285	(1,285)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	—	1	(1)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	1,855	(1,855)
American Century VP Capital Appreciation Fund	—	1	(1)
AB VPS International Growth Portfolio	—	55	(55)
Invesco V.I. Core Equity Fund	—	211	(211)
Invesco V.I. Government Money Market Fund	—	5,979	(5,979)
AB VPS Large Cap Growth Portfolio	16	3	13
Federated Hermes Fund for U.S. Government Securities II	—	1,015	(1,015)
Federated Hermes High Income Bond Fund II	—	0.033	(0.033)
Federated Hermes Managed Volatility Fund II	—	3.000	(3.000)
Hartford Balanced HLS Fund	521	2,120	(1,599)
Hartford Total Return Bond HLS Fund	34,775	2,535	32,240
Hartford Capital Appreciation HLS Fund	—	2	(2)
Hartford Dividend and Growth HLS Fund	57,534	473	57,061
Hartford Disciplined Equity HLS Fund	23,491	1,130	22,361
Hartford International Opportunities HLS Fund	739	6,775	(6,036)
Hartford MidCap HLS Fund	25,357	549	24,808
Hartford Ultrashort Bond HLS Fund	58,644	1,091	57,553
Hartford SmallCap Growth HLS Fund	18	235	(217)
Hartford Stock HLS Fund	68	1	67
VY® JPMorgan Emerging Markets Equity Portfolio	—	30	(30)
Invesco V.I. Health Care Fund	—	213	(213)
Invesco V.I. Technology Fund	38	—	38
MFS® Growth Series	16	—	16
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	5	(5)
BlackRock S&P 500 Index V.I. Fund	791	6,892	(6,101)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	9	—	9
Pioneer Select Mid Cap Growth VCT Portfolio	—	1	(1)
VanEck VIP Global Hard Assets Fund	—	16	(16)
Wells Fargo VT Discovery Fund	—	1	(1)
Voya Global High Dividend Low Volatility Portfolio	—	689	(689)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	—	78	(78)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2021	1,425	$53.939947	to	$53.939947	$76,872	0.45%	to	0.45%	0.69%	to	0.69%	15.25%	to	15.25%
2020	1,792	$46.802498	to	$46.802498	$83,874	0.45%	to	0.45%	1.16%	to	1.16%	12.02%	to	12.02%
2019	3,647	$41.779788	to	$41.779788	$152,374	0.45%	to	0.45%	1.52%	to	1.52%	19.31%	to	19.31%
2018	4,350	$35.016715	to	$35.016715	$152,332	0.45%	to	0.45%	1.42%	to	1.42%	(4.26)%	to	(4.26)%
2017	4,351	$36.575388	to	$36.575388	$159,130	0.45%	to	0.45%	1.54%	to	1.54%	13.40%	to	13.40%
American Century VP Capital Appreciation Fund
2021	504	$84.378098	to	$84.378098	$42,537	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	504	$76.252223	to	$76.252223	$38,445	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	505	$53.768143	to	$53.768143	$27,132	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	505	$39.841347	to	$39.841347	$20,108	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
2017	505	$42.214726	to	$42.214726	$21,310	0.45%	to	0.45%	—%	to	—%	21.24%	to	21.24%
AB VPS International Growth Portfolio
2021	1,740	$15.944082	to	$15.944082	$27,747	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	1,740	$14.795446	to	$14.795446	$25,750	0.45%	to	0.45%	1.39%	to	1.39%	29.36%	to	29.36%
2019	1,795	$11.437596	to	$11.437596	$20,533	0.45%	to	0.45%	0.58%	to	0.58%	26.95%	to	26.95%
2018	1,796	$9.009225	to	$9.009225	$16,180	0.45%	to	0.45%	0.69%	to	0.69%	(17.78)%	to	(17.78)%
2017	1,797	$10.957487	to	$10.957487	$19,687	0.45%	to	0.45%	1.20%	to	1.20%	34.42%	to	34.42%
Invesco V.I. Core Equity Fund
2021	1,091	$57.760516	to	$57.760516	$62,999	0.45%	to	0.45%	0.63%	to	0.63%	27.17%	to	27.17%
2020	1,465	$45.421419	to	$45.421419	$66,550	0.45%	to	0.45%	1.37%	to	1.37%	13.34%	to	13.34%
2019	1,676	$40.075446	to	$40.075446	$67,171	0.45%	to	0.45%	0.97%	to	0.97%	28.39%	to	28.39%
2018	1,676	$31.214866	to	$31.214866	$52,322	0.45%	to	0.45%	0.91%	to	0.91%	(9.80)%	to	(9.80)%
2017	1,676	$34.606963	to	$34.606963	$58,011	0.45%	to	0.45%	1.05%	to	1.05%	12.67%	to	12.67%
Invesco V.I. Government Money Market Fund
2021	269	$9.307582	to	$9.307582	$2,505	1.35%	to	1.35%	—%	to	—%	(1.33)%	to	(1.33)%
2020	272	$9.433440	to	$10.100226	$2,569	0.45%	to	1.35%	0.29%	to	0.29%	(1.05)%	to	(0.16)%
2019	6,251	$9.533599	to	$10.116003	$63,079	0.45%	to	1.35%	1.78%	to	1.93%	0.53%	to	1.44%
2018	11,328	$9.483229	to	$9.972408	$112,830	0.45%	to	1.35%	1.52%	to	1.53%	0.19%	to	1.09%
2017	13,992	$9.465397	to	$9.864478	$137,906	0.45%	to	1.35%	0.56%	to	0.59%	(0.79)%	to	0.11%
AB VPS Large Cap Growth Portfolio
2021	1,012	$136.399400	to	$136.399400	$138,092	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	1,111	$106.234770	to	$106.234770	$118,023	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	1,098	$78.764595	to	$78.764595	$86,466	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	1,099	$58.739089	to	$58.739089	$64,523	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
2017	1,099	$57.520608	to	$57.520608	$63,226	0.45%	to	0.45%	—%	to	—%	31.39%	to	31.39%
Federated Hermes Fund for U.S. Government Securities II

2021	475	$23.448558	to	$23.448558	$11,140	0.45%	to	0.45%	2.02%	to	2.02%	(2.48)%	to	(2.48)%
2020	476	$24.046053	to	$24.046053	$11,454	0.45%	to	0.45%	2.32%	to	2.32%	4.74%	to	4.74%
2019	1,491	$22.957844	to	$22.957844	$34,234	0.45%	to	0.45%	2.55%	to	2.55%	5.42%	to	5.42%
2018	1,917	$21.776910	to	$21.776910	$41,740	0.45%	to	0.45%	2.40%	to	2.40%	—%	to	—%
2017	1,919	$21.776381	to	$21.776381	$41,779	0.45%	to	0.45%	2.33%	to	2.33%	1.47%	to	1.47%
Federated Hermes High Income Bond Fund II
2021	0.003	$43.953100	to	$43.953100	$0.13	0.45%	to	0.45%	4.07%	to	4.07%	4.38%	to	4.38%
2020	0.03	$42.109799	to	$42.109799	$1.31	0.45%	to	0.45%	5.44%	to	5.44%	5.11%	to	5.11%
2019	0.06	$40.060880	to	$40.060880	$2.56	0.45%	to	0.45%	5.71%	to	5.71%	14.03%	to	14.03%
2018	0.10	$35.131997	to	$35.131997	$3.65	0.45%	to	0.45%	7.74%	to	7.74%	(3.72)%	to	(3.72)%
2017	0.15	$36.489819	to	$36.489819	$5.47	0.45%	to	0.45%	0.31%	to	0.31%	6.46%	to	6.46%
Federated Hermes Managed Volatility Fund II
2021	224	$38.127164	to	$38.127164	$8,555	0.45%	to	0.45%	1.75%	to	1.75%	17.98%	to	17.98%
2020	224	$32.316859	to	$32.316859	$7,253	0.45%	to	0.45%	2.55%	to	2.55%	0.48%	to	0.48%
2019	227	$32.163028	to	$32.163028	$7,291	0.45%	to	0.45%	2.04%	to	2.04%	19.69%	to	19.69%
2018♦	227	$26.872285	to	$26.872285	$6,096	0.45%	to	0.45%	—%	to	—%	(8.90)%	to	(8.90)%
Hartford Balanced HLS Fund
2021	25,127	$10.415654	to	$10.415654	$261,718	1.35%	to	1.35%	1.01%	to	1.01%	18.04%	to	18.04%
2020	26,232	$8.823832	to	$8.823832	$231,461	1.35%	to	1.35%	1.68%	to	1.68%	10.12%	to	10.12%
2019	27,831	$8.012962	to	$8.012962	$223,011	1.35%	to	1.35%	—%	to	—%	21.15%	to	21.15%
2018	32,222	$6.614044	to	$6.614044	$213,115	1.35%	to	1.35%	1.90%	to	1.90%	(6.51)%	to	(6.51)%
2017	41,838	$7.074752	to	$7.074752	$295,991	1.35%	to	1.35%	2.34%	to	2.34%	14.04%	to	14.04%
Hartford Total Return Bond HLS Fund
2021	47,492	$4.223438	to	$4.223438	$200,579	1.35%	to	1.35%	2.29%	to	2.29%	(2.27)%	to	(2.27)%
2020	75,520	$4.321713	to	$4.321713	$326,375	1.35%	to	1.35%	3.12%	to	3.12%	7.57%	to	7.57%
2019	43,280	$4.017746	to	$4.017746	$173,889	1.35%	to	1.35%	3.92%	to	3.92%	9.17%	to	9.17%
2018	45,599	$3.680340	to	$3.680340	$167,822	1.35%	to	1.35%	3.87%	to	3.87%	(2.14)%	to	(2.14)%
2017	49,296	$3.760722	to	$3.760722	$185,389	1.35%	to	1.35%	2.53%	to	2.53%	3.75%	to	3.75%
Hartford Capital Appreciation HLS Fund
2021	10,609	$6.663616	to	$6.663616	$70,697	1.35%	to	1.35%	0.48%	to	0.48%	13.22%	to	13.22%
2020	11,148	$5.885406	to	$5.885406	$65,610	1.35%	to	1.35%	1.00%	to	1.00%	20.28%	to	20.28%
2019	11,150	$4.893069	to	$4.893069	$54,557	1.35%	to	1.35%	1.22%	to	1.22%	29.52%	to	29.52%
2018	11,152	$3.777819	to	$3.777819	$42,131	1.35%	to	1.35%	0.93%	to	0.93%	(8.20)%	to	(8.20)%
2017	11,155	$4.115495	to	$4.115495	$45,907	1.35%	to	1.35%	1.15%	to	1.15%	20.50%	to	20.50%
Hartford Dividend and Growth HLS Fund
2021	62,088	$5.450303	to	$5.450303	$338,398	1.35%	to	1.35%	1.33%	to	1.33%	30.23%	to	30.23%
2020	62,665	$4.185220	to	$4.185220	$262,269	1.35%	to	1.35%	5.12%	to	5.12%	6.32%	to	6.32%
2019	5,604	$3.936292	to	$3.936292	$22,060	1.35%	to	1.35%	1.88%	to	1.88%	26.88%	to	26.88%
2018	5,942	$3.102370	to	$3.102370	$18,433	1.35%	to	1.35%	1.95%	to	1.95%	(6.59)%	to	(6.59)%
2017	6,045	$3.321226	to	$3.321226	$20,075	1.35%	to	1.35%	1.69%	to	1.69%	16.77%	to	16.77%
Hartford Disciplined Equity HLS Fund
2021	25,958	$103.836497	to	$103.836497	$2,695,385	1.35%	to	1.35%	0.57%	to	0.57%	23.83%	to	23.83%
2020	28,672	$83.850955	to	$83.850955	$2,404,151	1.35%	to	1.35%	0.74%	to	0.74%	16.46%	to	16.46%
2019	6,311	$72.000752	to	$72.000752	$454,409	1.35%	to	1.35%	0.86%	to	0.86%	32.32%	to	32.32%
2018	8,519	$54.412600	to	$54.412600	$463,511	1.35%	to	1.35%	0.73%	to	0.73%	(3.31)%	to	(3.31)%
2017	10,107	$56.273883	to	$56.273883	$568,741	1.35%	to	1.35%	0.88%	to	0.88%	20.28%	to	20.28%
Hartford International Opportunities HLS Fund
2021	50,278	$4.173262	to	$4.173262	$209,823	1.35%	to	1.35%	1.02%	to	1.02%	6.37%	to	6.37%
2020	50,937	$3.923270	to	$3.923270	$199,837	1.35%	to	1.35%	1.90%	to	1.90%	18.83%	to	18.83%
2019	56,973	$3.301472	to	$3.301472	$188,096	1.35%	to	1.35%	1.80%	to	1.80%	24.73%	to	24.73%
2018	70,545	$2.646859	to	$2.646859	$186,724	1.35%	to	1.35%	1.87%	to	1.87%	(19.84)%	to	(19.84)%
2017	74,400	$3.301798	to	$3.301798	$245,656	1.35%	to	1.35%	1.16%	to	1.16%	23.57%	to	23.57%

Hartford MidCap HLS Fund
2021	22,832	$12.998116	to	$12.998116	$296,772	1.35%	to	1.35%	—%	to	—%	8.43%	to	8.43%
2020♦	24,808	$11.987152	to	$11.987152	$297,373	1.35%	to	1.35%	0.05%	to	0.05%	19.87%	to	19.87%
Hartford Ultrashort Bond HLS Fund
2021	49,091	$1.676797	to	$10.339503	$86,102	0.45%	to	1.35%	0.68%	to	0.71%	(1.53)%	to	(0.63)%
2020	70,642	$1.702765	to	$10.405540	$124,090	0.45%	to	1.35%	1.05%	to	2.33%	0.08%	to	0.98%
2019	13,089	$1.701442	to	$10.304269	$33,274	0.45%	to	1.35%	1.88%	to	1.93%	1.43%	to	2.35%
2018	14,146	$1.677389	to	$10.067550	$39,475	0.45%	to	1.35%	1.15%	to	1.15%	0.20%	to	1.11%
2017	14,278	$1.674000	to	$9.957083	$39,460	0.45%	to	1.35%	0.37%	to	0.81%	(0.34)%	to	0.56%
Hartford SmallCap Growth HLS Fund
2021	2,963	$111.266588	to	$111.266588	$329,718	1.35%	to	1.35%	—%	to	—%	2.62%	to	2.62%
2020	2,983	$108.423065	to	$108.423065	$323,425	1.35%	to	1.35%	—%	to	—%	31.41%	to	31.41%
2019	3,200	$82.506480	to	$82.506480	$264,043	1.35%	to	1.35%	—%	to	—%	33.99%	to	33.99%
2018	4,110	$61.574863	to	$61.574863	$253,089	1.35%	to	1.35%	—%	to	—%	(12.88)%	to	(12.88)%
2017	4,510	$70.681536	to	$70.681536	$318,748	1.35%	to	1.35%	0.04%	to	0.04%	18.46%	to	18.46%

Hartford Stock HLS Fund
2021	849	$5.164974	to	$5.164974	$4,387	1.35%	to	1.35%	1.25%	to	1.25%	23.31%	to	23.31%
2020	900	$4.188771	to	$4.188771	$3,770	1.35%	to	1.35%	1.72%	to	1.72%	10.57%	to	10.57%
2019	833	$3.788203	to	$3.788203	$3,156	1.35%	to	1.35%	—%	to	—%	29.46%	to	29.46%
2018	3,312	$2.926127	to	$2.926127	$9,690	1.35%	to	1.35%	1.62%	to	1.62%	(1.48)%	to	(1.48)%
2017	3,263	$2.970162	to	$2.970162	$9,692	1.35%	to	1.35%	1.88%	to	1.88%	18.24%	to	18.24%
VY® JPMorgan Emerging Markets Equity Portfolio
2021	179	$31.175356	to	$31.175356	$5,583	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	179	$34.735217	to	$34.735217	$6,224	0.45%	to	0.45%	0.63%	to	0.63%	33.14%	to	33.14%
2019	209	$26.089060	to	$26.089060	$5,461	0.45%	to	0.45%	0.06%	to	0.06%	31.52%	to	31.52%
2018	1,751	$19.836018	to	$19.836018	$34,725	0.45%	to	0.45%	0.85%	to	0.85%	(16.96)%	to	(16.96)%
2017	1,752	$23.887007	to	$23.887007	$41,854	0.45%	to	0.45%	0.69%	to	0.69%	42.71%	to	42.71%
Invesco V.I. Health Care Fund
2021	1,680	$82.337161	to	$82.337161	$138,311	0.45%	to	0.45%	0.20%	to	0.20%	11.80%	to	11.80%
2020	2,104	$73.649958	to	$73.649958	$154,986	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	2,317	$64.635894	to	$64.635894	$149,764	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	2,318	$49.000035	to	$49.000035	$113,559	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
2017	2,318	$48.779283	to	$48.779283	$113,072	0.45%	to	0.45%	0.36%	to	0.36%	15.31%	to	15.31%
Invesco V.I. Technology Fund
2021	2,292	$68.682722	to	$68.682722	$157,450	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	2,568	$60.302103	to	$60.302103	$154,884	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	2,530	$41.456355	to	$41.456355	$104,906	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	2,531	$30.647133	to	$30.647133	$77,568	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
2017	1,842	$30.925706	to	$30.925706	$56,967	0.45%	to	0.45%	—%	to	—%	34.53%	to	34.53%
MFS® Growth Series
2021	16	$126.491514	to	$126.491514	$2,068	0.45%	to	0.45%	—%	to	—%	22.98%	to	22.98%
2020♦	16	$78.358131	to	$78.358131	$1,685	0.45%	to	0.45%	—%	to	—%	37.53%	to	37.53%
MFS® High Yield Portfolio
2021	544	$14.723698	to	$14.723698	$8,006	0.45%	to	0.45%	4.95%	to	4.95%	3.02%	to	3.02%
2020	544	$14.291768	to	$14.291768	$7,771	0.45%	to	0.45%	5.64%	to	5.64%	4.61%	to	4.61%
2019	544	$13.661410	to	$13.661410	$7,428	0.45%	to	0.45%	—%	to	—%	14.29%	to	14.29%
2018	544	$11.953081	to	$11.953081	$6,499	0.45%	to	0.45%	5.66%	to	5.66%	(3.51)%	to	(3.51)%

2017♦	544	$12.388408	to	$12.388408	$6,736	0.45%	to	0.45%	6.42%	to	6.42%	6.21%	to	6.21%
MFS® Income Portfolio
2021	858	$13.937160	to	$13.937160	$11,957	0.45%	to	0.45%	3.12%	to	3.12%	0.02%	to	0.02%
2020	858	$13.934971	to	$13.934971	$11,957	0.45%	to	0.45%	3.77%	to	3.77%	8.86%	to	8.86%
2019	863	$12.801009	to	$12.801009	$11,050	0.45%	to	0.45%	3.56%	to	3.56%	11.10%	to	11.10%
2018	864	$11.522086	to	$11.522086	$9,950	0.45%	to	0.45%	4.01%	to	4.01%	(2.43)%	to	(2.43)%
2017	864	$11.808794	to	$11.808794	$10,204	0.45%	to	0.45%	6.86%	to	6.86%	5.76%	to	5.76%
BlackRock S&P 500 Index V.I. Fund
2021	54,797	$17.095462	to	$17.707991	$942,160	0.45%	to	1.35%	1.30%	to	1.34%	26.81%	to	27.96%
2020	62,228	$13.480891	to	$13.838901	$842,023	0.45%	to	1.35%	1.80%	to	1.84%	16.66%	to	17.71%
2019	68,329	$11.556184	to	$11.756828	$791,774	0.45%	to	1.35%	2.14%	to	2.15%	29.58%	to	30.75%
2018♦	81,156	$8.918020	to	$8.991602	$724,706	0.45%	to	1.35%	1.02%	to	1.08%	(10.82)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2021	823	$17.112817	to	$17.112817	$14,086	0.45%	to	0.45%	2.60%	to	2.60%	0.29%	to	0.29%
2020	823	$17.063560	to	$17.063560	$14,046	0.45%	to	0.45%	2.37%	to	2.37%	2.99%	to	2.99%
2019	823	$16.567646	to	$16.567646	$13,638	0.45%	to	0.45%	2.00%	to	2.00%	3.22%	to	3.22%
2018	823	$16.050633	to	$16.050633	$13,212	0.45%	to	0.45%	1.58%	to	1.58%	0.57%	to	0.57%
2017♦	823	$15.960099	to	$15.960099	$13,137	0.45%	to	0.45%	1.45%	to	1.45%	0.44%	to	0.44%
Pioneer Fund VCT Portfolio
2021	43	$50.750212	to	$50.750212	$2,165	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	43	$39.832887	to	$39.832887	$1,708	0.45%	to	0.45%	0.76%	to	0.76%	23.72%	to	23.72%
2019	34	$32.195578	to	$32.195578	$1,104	0.45%	to	0.45%	1.03%	to	1.03%	30.74%	to	30.74%
2018	35	$24.625287	to	$24.625287	$852	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
2017	35	$25.115453	to	$25.115453	$876	0.45%	to	0.45%	0.77%	to	0.77%	21.17%	to	21.17%
Pioneer Select Mid Cap Growth VCT Portfolio
2021	767	$89.872357	to	$89.872357	$68,899	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	767	$83.536817	to	$83.536817	$64,080	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	768	$60.295075	to	$60.295075	$46,334	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	769	$45.511060	to	$45.511060	$35,015	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
2017	770	$48.884675	to	$48.884675	$37,656	0.45%	to	0.45%	0.08%	to	0.08%	29.44%	to	29.44%
VanEck VIP Global Resources Fund+
2021	240	$31.815931	to	$31.815931	$7,634	0.45%	to	0.45%	0.44%	to	0.44%	18.38%	to	18.38%
2020	240	$26.874978	to	$26.874978	$6,459	0.45%	to	0.45%	0.96%	to	0.96%	18.58%	to	18.58%
2019	256	$22.664471	to	$22.664471	$5,807	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	257	$20.351228	to	$20.351228	$5,228	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
2017	258	$28.502729	to	$28.502729	$7,342	0.45%	to	0.45%	—%	to	—%	(2.14)%	to	(2.14)%
Allspring VT Discovery Fund+
2021	451	$130.842635	to	$130.842635	$59,042	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	451	$138.409753	to	$138.409753	$62,474	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	452	$85.479931	to	$85.479931	$38,600	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	452	$61.764359	to	$61.764359	$27,901	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
2017	452	$66.757515	to	$66.757515	$30,170	0.45%	to	0.45%	—%	to	—%	28.55%	to	28.55%
Voya Global High Dividend Low Volatility Portfolio
2021	4,507	$15.567477	to	$15.567477	$70,165	0.45%	to	0.45%	2.19%	to	2.19%	20.02%	to	20.02%
2020	5,792	$12.970350	to	$12.970350	$75,125	0.45%	to	0.45%	2.24%	to	2.24%	(1.54)%	to	(1.54)%
2019	6,481	$13.172670	to	$13.172670	$85,377	0.45%	to	0.45%	—%	to	—%	20.87%	to	20.87%
2018	6,483	$10.898385	to	$10.898385	$70,651	0.45%	to	0.45%	4.50%	to	4.50%	(9.52)%	to	(9.52)%

2017	6,484	$12.045261	to	$12.045261	$78,101	0.45%	to	0.45%	2.05%	to	2.05%	22.89%	to	22.89%
NVIT Emerging Markets Fund
2021	674	$14.198105	to	$14.198105	$9,573	0.45%	to	0.45%	0.95%	to	0.95%	(8.00)%	to	(8.00)%
2020	675	$15.433324	to	$15.433324	$10,415	0.45%	to	0.45%	1.65%	to	1.65%	12.41%	to	12.41%
2019	676	$13.728960	to	$13.728960	$9,273	0.45%	to	0.45%	2.17%	to	2.17%	22.03%	to	22.03%
2018	677	$11.250307	to	$11.250307	$7,613	0.45%	to	0.45%	0.35%	to	0.35%	(18.08)%	to	(18.08)%
2017	678	$13.732878	to	$13.732878	$9,310	0.45%	to	0.45%	0.97%	to	0.97%	40.46%	to	40.46%
Neuberger Berman AMT Sustainable Equity Portfolio
2021	2,586	$16.508774	to	$16.508774	$42,685	0.45%	to	0.45%	0.38%	to	0.38%	22.92%	to	22.92%
2020	2,587	$13.430218	to	$13.430218	$34,738	0.45%	to	0.45%	0.61%	to	0.61%	19.03%	to	19.03%
2019♦	2,665	$11.283483	to	$11.283483	$30,070	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York:

Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Life Insurance Company of New York (the “Company”) as of December 31, 2020 and 2019, and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedules listed in the index on the preceding page (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Valuation of Claims and Benefits Payable Reserves for Short Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains claims and benefits payable reserves for short duration insurance contracts. Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. The reserve liability is based on the expected ultimate cost of settling the claims. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $93.5 million, which included $21.9 million of liabilities for short duration contracts. Claims and benefits payable reserves include case reserves for known but unpaid claims as of the balance sheet date; incurred but not reported reserves for claims where the insured event has occurred but has not been reported as of the balance sheet date; and loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation of the reserves include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
The principal considerations for our determination that performing procedures relating to the valuation of claims and benefits payable reserves for short duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and projected loss development factors and expected loss ratio assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of claims and benefits payable reserves for short duration insurance contracts, including controls over the selection of actuarial methods, completeness and accuracy of claims data and the development of the significant assumptions. On a test basis, these procedures also included, among others, testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in testing management’s process for determining the estimates by evaluating the appropriateness of management’s actuarial methods and the reasonableness of projected loss development factors and expected loss ratio assumptions.
Valuation of Future Policy Benefits and Claims and Benefits Payable for Certain Long Duration Insurance Contracts
As described in Note 2 to the financial statements, the Company maintains future policy benefits and expense reserves for long-term care and traditional insurance policies fully covered by reinsurance and no longer offered which are equal to the present value of future benefits to policyholders plus related expenses less the present value of future net premiums. The Company also maintains claims and benefits payable for policies fully covered by reinsurance and certain group life conversion and medical insurance policies no longer offered which are equal to the present value of future benefit payments and related expenses. As of December 31, 2020, the Company’s total future policy benefits and expenses reserve was $328.7 million, consisting of liabilities for business disposed through reinsurance and in runoff. As of December 31, 2020, the Company’s total liability for claims and benefits payable was $93.5 million, which included $71.2 million of liabilities for long duration business disposed through reinsurance and in runoff. Factors used in the calculation of the reserves include experience derived from historical claim payments, expected future premiums and actuarial assumptions. The reserve assumptions include mortality, morbidity, inflation, withdrawal and discount rates for future policy benefits and expense reserves, and inflation, mortality, morbidity, and discount rates for claims and benefits payable that are based on the Company’s experience.
The principal considerations for our determination that performing procedures relating to the valuation of future policy benefits and expenses and claims and benefits payable for certain long duration insurance contracts is a critical audit matter are (i) the significant judgment by management when determining their estimates, which led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the actuarial methods and mortality, morbidity and discount rate assumptions; and (ii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of future policy benefits and expenses, as well as claims and benefits payable for certain long duration contracts, including controls over the selection of actuarial methods, completeness and accuracy of data and the development of significant assumptions. On a test basis, these procedures also included, among others, testing management’s process for determining the estimates, which included testing the completeness and accuracy of historical claims data provided by management and the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of management’s mortality, morbidity and discount rate assumptions for future policy benefits and expenses and claims and benefits payable. These professionals with specialized skill and knowledge also assisted in evaluating the appropriateness of the actuarial methods used, which included performing testing of the valuation models for future policy benefits and expense reserves.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2022

We have served as the Company's auditor since 2000.

Union Security Life Insurance Company of New York
Balance Sheets

	December 31,
	2021	2020
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $30.1 in 2021 and $38.4 in 2020)	$32.8	$42.6
Short-term investments	12.0	4.2
Total investments	44.8	46.8
Cash and cash equivalents	0.6	0.5
Reinsurance recoverables (net of allowances for credit losses of $0.3 and $0.4 at December 31, 2021 and 2020, respectively)	435.7	423.6
Other assets	1.7	1.3
Assets held in separate accounts	11.9	11.5
Total assets	$494.7	$483.7
Liabilities
Future policy benefits and expenses	$333.2	$328.7
Unearned premiums	2.2	2.3
Claims and benefits payable	101.0	93.5
Deferred gain on disposal of businesses	0.8	1.0
Accounts payable and other liabilities	0.3	0.2
Liabilities related to separate accounts	11.9	11.5
Total liabilities	449.4	437.2
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2.0	2.0
Additional paid-in capital	39.6	39.6
Retained earnings	1.5	1.5
Accumulated other comprehensive income	2.2	3.4
Total stockholder's equity	45.3	46.5
Total liabilities and stockholder's equity	$494.7	$483.7
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Revenues
Net earned premiums	$0.5	$0.6	$0.7
Net investment income	1.3	1.6	1.9
Net realized gains on investments	0.2	0.1	—
Amortization of deferred gains on disposal of businesses	0.2	0.3	0.2
Total revenues	2.2	2.6	2.8
Benefits, losses and expenses
Policyholder benefits	0.2	0.4	0.3
Underwriting, general and administrative expenses	0.5	1.0	0.6
Total benefits, losses and expenses	0.7	1.4	0.9
Income before provision for income taxes	1.5	1.2	1.9
Provision for income taxes	0.3	0.2	0.3
Net income	$1.2	$1.0	$1.6
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Net income	$1.2	$1.0	$1.6
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.3 million, $(0.2) million, and $(0.3) million, respectively	(1.2)	0.7	1.0
Total other comprehensive (loss) income	(1.2)	0.7	1.0
Total comprehensive income	$—	$1.7	$2.6
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2021, 2020 and 2019

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2019	$2.0	$45.2	$0.4	$1.7	$49.3
Net income	—	—	1.6	—	1.6
Dividends to Parent (1)	—	(3.4)	(1.3)	—	(4.7)
Other comprehensive income	—	—	—	1.0	1.0
Balance, December 31, 2019	$2.0	$41.8	$0.7	$2.7	$47.2
Cumulative effect of change in accounting principles, net of taxes (2)	—	—	(0.2)	—	(0.2)
Net income	—	—	1.0	—	1.0
Dividends to Parent (1)	—	(2.4)	—	—	(2.4)
Parental loan extinguishment (3)	—	0.2	—	—	0.2
Other comprehensive income	—	—	—	0.7	0.7
Balance, December 31, 2020	$2.0	$39.6	$1.5	$3.4	$46.5
Net income	—	—	1.2	—	1.2
Dividends to Parent	—	—	(1.2)	—	(1.2)
Other comprehensive loss	—	—	—	(1.2)	(1.2)
Balance, December 31, 2021	$2.0	$39.6	$1.5	$2.2	$45.3
(1) Dividends are required to be deducted from retained earnings available as of the dividend date and when depleted, deducted from additional paid-in capital.
(2) Amount relates to the adoption of a new accounting standard for accounting for expected credit losses for assets held at amortized cost, which established allowances for such expected credit losses as of January 1, 2020. See Note 2 for additional information.
(3) Amount relates to a loan from Parent that was extinguished during 2020, which in accordance with ASC 470, Debt, was treated as a capital transaction given it was between related entities.
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows

	Years Ended December 31,
	2021	2020	2019
	(in millions)
Operating activities
Net income	$1.2	$1.0	$1.6
Adjustments to reconcile net income to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred gains on disposal of businesses	(0.2)	(0.3)	(0.2)
Depreciation and amortization	0.1	—	(0.1)
Deferred tax expense	—	(0.2)	(0.1)
Net realized gains on investments	(0.2)	(0.1)	—
Changes in operating assets and liabilities:
Reinsurance recoverable	0.5	(0.2)	0.3
Insurance policy reserves and expenses	(0.6)	0.1	(0.1)
Other assets and other liabilities	(0.2)	0.4	(0.3)
Taxes payable	0.1	—	0.1
Other	0.1	—	—
Net cash provided by operating activities	0.8	0.7	1.2
Investing activities
Sales of:
Fixed maturity securities available for sale	9.1	0.5	11.6
Equity securities	—	—	—
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	12.7	8.1	3.2
Purchases of:
Fixed maturity securities available for sale	(13.4)	(3.5)	(11.5)
Change in short-term investments	(7.9)	(3.6)	0.2
Net cash provided by investing activities	0.5	1.5	3.5
Financing activities
Cash dividends paid	(1.2)	(2.4)	(4.7)
Net cash used in financing activities	(1.2)	(2.4)	(4.7)
Change in cash and cash equivalents	0.1	(0.2)	—
Cash and cash equivalents at beginning of period	0.5	0.7	0.7
Cash and cash equivalents at end of period	$0.6	$0.5	$0.7
Supplemental information:
Income taxes paid	$0.2	$0.4	$0.4
See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Life Insurance Company of New York (the "Company") is domiciled in New York and is a provider of life, health, annuity insurance, credit life and credit disability products. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2016 Assurant entered into a reinsurance agreement with Sun Life and Health Insurance Company (U.S.) ("Sun Life") for the sale of its Assurant Employee Benefits ("AEB") segment. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent's common stock is traded on the New York Stock Exchange under the symbol "AIZ".
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Effective January 1, 2020, the Company adopted certain changes to the accounting and reporting for impairments involving available for sale securities, including presentation of credit-related impairments as an allowance rather than as an other-than-temporary impairment, eliminating duration of unrealized losses as a consideration when assessing recognition of an impairment, recognition of credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when applicable.
For available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis. Upon recognizing a credit-related impairment, the cost basis of the security is not adjusted.
Subsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
For available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
The Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner.
Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
For both ceded and assumed reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
Effective January 1, 2020, the Company adopted the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
Prior to January 1, 2020, an allowance for doubtful accounts was recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, historical collection experience and current economic conditions.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets include prepaid items, income tax receivable, deferred income tax assets and accrued investment income.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company’s best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, natural or human-made catastrophes, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company’s earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.

The following table provides reserve information for our major product lines for the years ended December 31, 2021 and 2020:

	December 31, 2021				December 31, 2020
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$—	$—	$0.4	$—	$0.5	$—	$0.4	$—
Disposed and run-off businesses	333.2	2.2	75.0	6.8	328.2	2.3	64.4	6.8
Short Duration Contracts:
Disposed and run-off businesses	—	—	18.6	0.2	—	—	21.7	0.2
Total	$333.2	$2.2	$94.0	$7.0	$328.7	$2.3	$86.5	$7.0
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
Future policy benefits and expense reserves for LTC and the traditional life insurance contracts fully covered by reinsurance and no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Claims and benefits payable for policies fully covered by reinsurance are equal to the present value of future benefit payments and related expenses. These amounts are estimated based on assumptions as to inflation, mortality, morbidity and discount rates as well as other assumptions that are based on the Company's experience.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include group insurance contracts no longer offered, credit life and disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
Premiums for long term care insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts, revenues consist of charges assessed against policy balances.

Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, and other general operating expenses.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Measurement of credit losses on financial instruments held at amortized cost (“CECL”) : In June 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on reporting credit losses for assets held at amortized cost and available for sale debt securities. For assets held at amortized cost, the amended guidance eliminates the probable recognition threshold and instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to accounting requirements in effect prior to adoption; however, the amended guidance requires that credit-related impairment losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, premium receivables, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The Company adopted this standard as of January 1, 2020. Refer to Note 3 for additional information.
Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued new guidance to simplify the accounting for income taxes by removing certain exceptions to the general principles and also simplify areas such as franchise taxes, step-up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes. The Company adopted this standard as of January 1, 2021, with no material impact on its financial position or results of operations.
Recent Accounting Pronouncements — Not Yet Adopted
Targeted improvements to the accounting for long-duration contracts: In August 2018, the FASB issued guidance that provides targeted improvements to the accounting for long-duration contracts. The guidance includes the following primary changes: assumptions supporting benefit reserves will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income; and disclosures will be expanded to include disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.
The guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. Early adoption is permitted. Generally, the amendments are applied retrospectively as of the beginning of the earliest period presented with two transition options available for changing the assumptions. The Company is evaluating the requirements of this guidance and the potential impact on the Company's financial position and results of operations.
Facilitation of the Effects of Reference Rate Reform on Financial Reporting : In March 2020, the FASB issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.
The relief is applicable only to legacy contracts if the amendments made to the agreements are solely for reference rate reform activities. The provisions must be applied consistently for all relevant transactions other than derivatives, which may be applied at a hedging relationship level. The guidance is effective upon issuance. The guidance on contract modifications is applied prospectively from any date beginning March 12, 2020. The provisions of this update are only available until December 31, 2022, when the reference rate replacement activity is expected to have been completed.
The adoption of this standard is expected to have no material impact on the Company’s financial position and results of operations.
3. Allowance for Credit Losses
The Company adopted the expected credit loss standard using a modified retrospective method for all financial assets measured at amortized cost. Results for the reporting periods beginning January 1, 2020 and after are presented under such method while prior period amounts are reported in accordance with previous applicable GAAP. The Company recorded a decrease of $0.2 million to retained earnings, net of tax, as of January 1, 2020 for the cumulative impact of adoption.
The total allowance for credit losses for the financial assets was $0.3 million and $0.4 million as of December 31, 2021 and 2020, respectively.
For the year ended December 31, 2021, the net decrease in the allowance for credit losses that increased pre-tax income was $0.1 million, which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate certain risks underwritten by various business segments. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2021 and 2020, reinsurance recoverables totaled $435.7 million and $423.6 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts, letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 99% were rated A- or better and 1% were rated BBB or BB for the year ended December 31, 2021; and 100% were rated A- or better for the year ended December 31, 2020.
The following table presents the changes in the allowance for credit losses for reinsurance recoverables for the periods indicated:

Total
Balance, December 31, 2019	$—
Cumulative effect of adoption	0.3
Current period change for credit losses	0.1
Balance, December 31, 2020	0.4
Current period change for credit losses	$(0.1)
Balance, December 31, 2021	$0.3

For the year ended December 31, 2021, the current period change for credit losses was $(0.1) million, primarily due to an increase in collateral held as security under the reinsurance agreements. For the year ended December 31, 2020, the current period change for credit losses was $0.1 million, primarily due to the increased risk of anticipated recoveries upon default following the recent economic impact related to COVID-19. When determining the allowances as of December 31, 2021 and 2020, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company's reinsurers that has impacted rating. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including collateral reductions.
4. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—	$—	$0.9
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.5	0.1	—	0.6
Residential mortgage-backed	4.4	—	—	4.4
Commercial mortgage-backed	2.0	—	—	2.0
U.S. corporate	16.2	1.9	—	18.1
Foreign corporate	5.6	0.7	—	6.3
Total fixed maturity securities	$30.1	$2.7	$—	$32.8

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—	$—	$0.9
States, municipalities and political subdivisions	2.0	0.1	—	2.1
Foreign governments	0.3	0.1	—	0.4
Residential mortgage-backed	1.1	0.1	—	1.2
Commercial mortgage-backed	0.7	—	—	0.7
U.S. corporate	27.0	3.0	—	30.0
Foreign corporate	6.4	0.9	—	7.3
Total fixed maturity securities	$38.4	$4.2	$—	$42.6

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2021 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021
	Cost or Amortized Cost	Fair Value
Due in one year or less	$2.5	$2.5
Due after one year through five years	11.8	12.2
Due after five years through ten years	7.4	8.6
Due after ten years	2.0	3.0
Total	23.7	26.3
Residential mortgage-backed	4.4	4.5
Commercial mortgage-backed	2.0	2.0
Total	$30.1	$32.8
The following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Fixed maturity securities	$1.4	$1.7	$1.9
Other	—	—	0.1
Total investment income	1.4	1.7	2.0
Investment expenses	(0.1)	(0.1)	(0.1)
Net investment income	$1.3	$1.6	$1.9
No material investments of the Company were non-income producing for the years ended December 31, 2021, 2020 and 2019.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Proceeds from sales	$9.1	$0.5	$11.6
Gross realized gains	0.2	0.1	—
Gross realized losses	—	—	—
Net realized gains (losses) from sales of fixed maturity securities	$0.2	$0.1	$—
The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Net realized gains (losses) related to sales:
Net realized gains (losses) from sales of fixed maturity securities	$0.2	$0.1	$—
The Company had fixed maturity securities of $0.9 million as of December 31, 2021 and 2020, respectively, on deposit with various governmental authorities as required by law.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2021 and 2020. The amounts presented below for cash equivalents differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2021
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—		$0.9		$—
States, municipalities and political subdivisions	0.6	—		0.6		—
Foreign governments	0.6	—		0.6		—
Commercial mortgage-backed	2.0	—		2.0		—
Residential mortgage-backed	4.5	—		4.5		—
U.S. corporate	18.0	—		18.0		—
Foreign corporate	6.2	—		6.2		—
Short-term investments	12.0	12.0	(1)	—		—
Cash equivalents	0.4	0.4	(1)	—		—
Assets held in separate accounts	11.9	7.8	(2)	4.1	(3)	—
Total financial assets	$57.1	$20.2		$36.9		$—
Financial Liabilities
Liabilities related to separate accounts	$11.9	$7.8	(2)	$4.1	(3)	$—

	December 31, 2020
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—		$0.9		$—
States, municipalities and political subdivisions	2.1	—		2.1		—
Foreign governments	0.4	—		0.4		—
Commercial mortgage-backed	0.7	—		0.7		—
Residential mortgage-backed	1.2	—		1.2		—
U.S. corporate	30.0	—		30.0		—
Foreign corporate	7.3	—		7.3		—
Short-term investments	4.2	4.2	(1)	—		—
Cash equivalents	0.2	0.2	(1)	—		—
Assets held in separate accounts	11.5	6.8	(2)	4.7	(3)	—
Total financial assets	$58.5	$11.2		$47.3		$—
Financial Liabilities
Liabilities related to separate accounts	$11.5	$6.8	(2)	$4.7	(3)	$—
(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.
The Company held no level 3 assets or liabilities during the years ended December 31, 2021 and 2020.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, the Company generally uses the market valuation technique. For the years ended December 31, 2021 and 2020, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company's investments and liabilities classified as Level 1 as of December 31, 2021 and 2020, consisted of mutual funds and related obligations and money market funds that are publicly listed and/or actively traded in an established market.

Level 2 Securities
The Company uses a pricing service to value Level 2 securities using various observable market inputs. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company's pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: States, municipalities and political subdivisions securities are priced by the Company's pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company's pricing service using standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed and residential mortgage-backed and asset-backed: Commercial mortgage-backed and residential mortgage-backed are priced by the Company's pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
U.S. and foreign corporate: Corporate securities are priced by the Company's pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company's pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Short-term investments, cash equivalents, and assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2021 or 2020.
The Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company's assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts.
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Short-term investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:
Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of the dates indicated:

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.8	$5.4	$—	$—	$5.4

	December 31, 2020
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$5.2	$6.5	$—	$—	$6.5
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.

6. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Years Ended December 31,
	2021	2020	2019
Current income tax expense	$0.3	$0.4	$0.4
Deferred income tax (benefit) expense	—	(0.2)	(0.1)
Total income tax expense	$0.3	$0.2	$0.3
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows for the periods indicated:

	December 31,
	2021	2020	2019
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Tax exempt interest	(1.3)	(3.8)	(2.9)
Dividend received deduction	(0.3)	(0.4)	(0.1)
Other	—	(0.2)	(30.0)
Effective income tax rate:	19.4%	16.6%	(12.0)%
The Company had no liability for unrecognized tax benefits as of and for each of the years ended December 31, 2021, 2020, and 2019.The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015. Substantially all state and local income tax matters have been concluded for the years through 2012.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows as of the dates indicated:

	December 31,
	2021	2020
Deferred tax assets
Deferred acquisition costs	$1.4	$1.3
Deferred gain on disposal of business	0.2	0.2
Investments, net	0.1	0.1
Other	0.2	0.3
Total deferred tax assets	1.9	1.9

Deferred tax liabilities
Net unrealized appreciation on securities	(0.6)	(0.9)
Total deferred tax liabilities	(0.6)	(0.9)
Net deferred income tax assets	$1.3	$1.0
The calculation of the valuation allowance is made at the consolidated return group level and analyzed at the separate company level. No valuation allowance has been recorded because it is management’s assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
As of December 31, 2020, the Company had no net operating loss, capital loss or tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All shares are issued and outstanding as of December 31, 2021 and 2020 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends to its Parent of $1.2 million, $2.4 million, and $4.7 million during the years ended December 31, 2021, 2020 and 2019, respectively. In 2020, the Parent extinguished a $0.2 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital.
The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the New York Department of Financial Services is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 9) the criteria for obtaining reinsurance accounting treatment, as well as presentation of reinsurance, is different under SAP than under GAAP; and 10) deferred gains on the sale of reinsurance are recognized as a surplus under SAP and as a liability under GAAP.
Reconciliations of net income and stockholder’s equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Stockholder's Equity
	2021	2020	2019	2021	2020
Based on SAP	$1.1	$1.2	$2.5	$42.7	$43.1
Investment valuation difference	(0.1)	—	—	2.6	4.2
Deferred taxes	—	0.2	0.1	(0.3)	(0.6)
Deferred gain on disposal of businesses and gains on disposal of businesses	0.1	(0.3)	(1.0)	(0.8)	(1.0)
Other differences	0.1	(0.1)	—	1.1	0.8
Based on GAAP	$1.2	$1.0	$1.6	$45.3	$46.5
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary cash dividends of $1.2 million during the year ended December 31, 2021. No extraordinary dividends were declared and paid in 2021. The Company declared and paid ordinary cash dividends of $2.4 million during the year ended December 31, 2020. No extraordinary dividends were declared and paid in 2020. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer’s surplus as regards to policyholders on December 31 of the preceding year, or the net gain from operations, or exceeds 30 percent of its surplus to policyholders. Dividends may only be paid out of earned surplus. The Company has the ability, under state regulatory requirements, to dividend up to $1.6 million to the Parent in 2022 without permission from the New York Department of Financial Services. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its RBC (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the “Company Action Level”), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2021, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2021, the TAC of the Company subject to RBC requirements was $42.9 million, and the corresponding Authorized Control Level was $2.5 million.
9. REINSURANCE
In the ordinary course of business, the Company is involved in the cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	2021	2020
Ceded future policyholder benefits and expense	$333.0	$328.7
Ceded unearned premium	2.2	2.3
Ceded claims and benefits payable	100.2	92.7
Ceded paid losses	0.3	(0.1)
Total	$435.7	$423.6
A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for the reinsurers in new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2021 grouped by A.M. Best financial strength ratings:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$328.2	$2.2	$100.3	$0.3	$431.0
B++ or B+	5.0	—	—	—	5.0
Not Rated	—	—	—	—	—
Total	333.2	2.2	100.3	0.3	436.0
Less: Allowance	(0.2)	—	(0.1)	—	(0.3)
Total Reinsurance recoverable	$333.0	$2.2	$100.2	$0.3	$435.7
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $435.3 million as of December 31, 2021. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock and Talcott Resolution are held in trust. If these reinsurers become insolvent, the Company would be exposed to the risk that assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the company.
The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution, and other reinsurers as of December 31, 2021 and 2020.

	Years Ended December 31,
Reinsurer	2021	2020
John Hancock	$410.2	$394.0
Sun Life	20.1	23.3
Talcott Resolution	5.0	5.3
Other reinsurers	0.4	1.0
Total	$435.7	$423.6
The largest risk is with John Hancock. As of December 31, 2021 there is $864.6 million held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
Refer to Note 2 for additional information on the methodology.
The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2021			2020			2019
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$8.1	$0.6	$8.7	$7.7	$2.0	$9.7	$8.0	$12.2	$20.2
Premiums ceded	(8.1)	(0.1)	(8.2)	(7.7)	(1.4)	(9.1)	(8.0)	(11.5)	(19.5)
Net earned premiums	$—	$0.5	$0.5	$—	$0.6	$0.6	$—	$0.7	$0.7
Direct policyholder benefits	$35.3	$0.5	$35.8	$26.5	$2.8	$29.3	$56.8	$8.3	$65.1
Policyholder benefits ceded	(35.3)	(0.3)	(35.6)	(26.5)	(2.4)	(28.9)	(56.8)	(8.0)	(64.8)
Net policyholder benefits	$—	$0.2	$0.2	$—	$0.4	$0.4	$—	$0.3	$0.3
The Company utilizes ceded reinsurance for loss protection and capital management, client risk and profit sharing and business divestitures.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2021, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, John Hancock, or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
Sun Life, John Hancock, and Talcott Resolution have paid their obligations when due and there have been no disputes.

10. RESERVES
Short Duration Contracts
The Company’s short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
The Company’s long duration contracts are primarily comprised of life insurance policies (no longer offered), FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Long Duration Insurance Lines
Reserves for previously disposed FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 to the Financial Statements for additional information on previously disposed business.
Reserve Roll Forward
The following table provides a roll forward of the Company’s beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and are comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expenses is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented .

	Years Ended December 31,
	2021	2020	2019
Claims and benefits payable, at beginning of year	$93.5	$89.7	$94.4
Less: Reinsurance ceded and other	(93.4)	(89.6)	(94.3)
Net claims and benefits payable, at beginning of year	0.1	0.1	0.1
Incurred losses and loss adjustment expenses related to:
Current Year	0.3	0.3	0.2
Total incurred losses and loss adjustment expenses	0.3	0.3	0.2
Paid losses and loss adjustment expenses related to:
Current year	0.2	0.2	0.2
Prior years	0.1	0.1	—
Total paid losses and loss adjustment expenses	0.3	0.3	0.2
Net claims and benefits payable, at end of year	0.1	0.1	0.1
Plus: Reinsurance ceded and other	100.9	93.4	89.6
Claims and benefits payable, at end of year	$101.0	$93.5	$89.7

11. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

Year Ended December 31, 2021
Accumulated other comprehensive income (1)
Balance at December 31, 2020	$3.4
Change in accumulated other comprehensive income before reclassifications	(1.1)
Amounts reclassified from accumulated other comprehensive income	(0.1)
Net current-period other comprehensive loss	(1.2)
Balance at December 31, 2021	$2.2

Year Ended December 31, 2020
Accumulated other comprehensive income (1)
Balance at December 31, 2019	$2.7
Change in accumulated other comprehensive income before reclassifications	0.8
Amounts reclassified from accumulated other comprehensive income	(0.1)
Net current-period other comprehensive income	0.7
Balance at December 31, 2020	$3.4

Year Ended December 31, 2019
Accumulated other comprehensive income (1)
Balance at December 31, 2018	$1.7
Change in accumulated other comprehensive income before reclassifications	$1.0
Amounts reclassified from accumulated other comprehensive income	$—
Net current-period other comprehensive income	$1.0
Balance at December 31, 2019	$2.7
(1) Accumulated other comprehensive income consists of net unrealized gains on securities.
The following tables summarize the reclassifications out of AOCI for the periods indicated:

Details about AOCI components	Amount reclassified from AOCI			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2021	2020	2019
Net unrealized gains on securities	$(0.1)	$(0.1)	$—	Net realized gains on investments
Total reclassifications for the period	$(0.1)	$(0.1)	$—	Net of tax
12. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for services and obligations to the Parent and its affiliates for the years ended December 31, 2021, 2020 and 2019 were $0.3 million, $0.5 million, $0.1 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $0.2 million, $0.4 million and $0.4 million for the years ended December 31, 2021, 2020 and 2019, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
13. COMMITMENTS AND CONTINGENCIES
Legal and Regulatory Matters
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, it may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
As of December 31, 2021
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$0.9	$0.9
States, municipalities and political subdivisions	0.5	0.5	0.5
Foreign governments	0.5	0.6	0.6
Residential mortgage-backed	4.4	4.4	4.4
Commercial mortgage-backed	2.0	2.0	2.0
U.S. corporate	16.2	18.1	18.1
Foreign corporate	5.6	6.3	6.3
Total fixed maturity securities	30.1	32.8	32.8
Short-term investments	12.0		12.0
Total investments	$42.1		$44.8

Union Security Life Insurance Company of New York
as of December 31, 2021, 2020 and 2019 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other operating expenses*
	(in millions)
2021	$333.2	$2.2	$101.0	$0.5	$1.3	$0.2	$0.5
2020	$328.7	$2.3	$93.5	$0.6	$1.6	$0.4	$1.0
2019	$326.4	$2.5	$89.7	$0.7	$1.9	$0.3	$0.6
* Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2021
Life Insurance in Force	$29.5	$15.8	$—	$13.7	—%
Premiums:
Life insurance	$0.8	$0.7	$—	$0.1	—%
Accident and health insurance	7.9	7.5	—	0.4	—%
Total earned premiums	$8.7	$8.2	$—	$0.5	—%
Benefits:
Life insurance	$1.4	$1.3	$—	$0.1	—%
Accident and health insurance	34.4	34.3	—	0.1	—%
Total policyholder benefits	$35.8	$35.6	$—	$0.2	—%

Year Ended December 31, 2020
Life Insurance in Force	$37.9	$21.9	$—	$16.0	—%
Premiums:
Life insurance	$0.6	$0.5	$—	$0.1	—%
Accident and health insurance	9.1	8.6	—	0.5	—%
Total earned premiums	$9.7	$9.1	$—	$0.6	—%
Benefits:
Life insurance	$1.0	$1.0	$—	$—	—%
Accident and health insurance	28.3	27.9	—	0.4	—%
Total policyholder benefits	$29.3	$28.9	$—	$0.4	—%

Year Ended December 31, 2019
Life Insurance in Force	$68.1	$48.4	$—	$19.7	—%
Premiums:
Life insurance	$1.0	$0.9	$—	$0.1	—%
Accident and health insurance	19.2	18.6	—	0.6	—%
Total earned premiums	$20.2	$19.5	$—	$0.7	—%
Benefits:
Life insurance	$1.9	$1.8	$—	$0.1	—%
Accident and health insurance	63.2	63.0	—	0.2	—%
Total policyholder benefits	$65.1	$64.8	$—	$0.3	—%